UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23620

John Hancock GA Senior Loan Trust

(Exact name of registrant as specified in charter)

197 Clarendon Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Heidi Knapp

Treasurer

197 Clarendon Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-378-1870

Date of fiscal year end:	December 31
Date of reporting period:	June 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS

John Hancock GA Senior Loan Trust
Semi-Annual Report
June 30, 2022

John Hancock GA Senior Loan Trust
June 30, 2022

John Hancock GA Senior Loan Trust
Portfolio summary 6-30-22 (unaudited)

Portfolio Composition as of 6-30-22 (% of net assets)
Senior loans	94.8
Short-term investments and other	5.2
Top 10 Issuers as of 6-30-22 (% of net assets)
Walnut Parent, Inc.	3.7
GSM Acquisition Corp.	3.4
Tilley Chemical Company, Inc.	3.2
Trimech Acquisition Corp.	3.1
Pathstone Family Office LLC	3.0
Cerity Partners LLC	3.0
The S2 HR Group LLC	2.8
WilliamsMarston LLC	2.8
Nxgen Buyer, Inc.	2.8
Octo Consulting Group LLC	2.7
TOTAL	30.5
Cash and cash equivalents are not included.

John Hancock GA Senior Loan Trust
Portfolio of investments 6-30-22 (unaudited)

	Rate (%)	Maturity date	Par value^	Value

Senior loans (A)(B) 94.8%				$246,066,324
(Cost $255,238,008)
Consumer staples 1.1%				2,936,795
Fresh Holdco, Inc., Term Loan (3 month SOFR + 6.000%)	7.936	01-23-26	2,947,236	2,936,795
Energy 1.4%				3,791,897
Andretti Buyer LLC, Term Loan (3 month LIBOR + 4.750%)	7.000	06-30-26	4,030,660	3,791,897
Financials 18.1%				46,960,954
Cerity Partners LLC, Delayed Draw Term Loan (1 and 3 month LIBOR + 6.750%)	8.416	12-31-25	2,528,047	2,528,047
Cerity Partners LLC, Term Loan (3 month LIBOR + 6.750%)	8.416	12-31-25	5,206,818	5,206,818
GC Waves Holdings, Inc., 2021 Replacing Term Loan (1 month LIBOR + 5.500%)	7.166	08-13-26	4,060,559	4,060,559
GC Waves Holdings, Inc., Delayed Draw Term Loan (1 month LIBOR + 5.500%)	7.166	08-13-26	219,450	219,450
Insignia Finance Merger Sub LLC, Revolver (Prime rate + 4.000%)	8.750	12-23-27	557,692	372,066
Insignia Finance Merger Sub LLC, Term Loan (3 month LIBOR + 5.000%)	6.000	12-23-27	5,549,038	4,933,381
MC Group Ventures Corp., 2021 Delayed Draw Term Loan (3 month LIBOR + 5.500%)	8.377	06-30-27	1,362,029	1,123,874
MC Group Ventures Corp., 2021 Revolver (1 month LIBOR + 5.500%)	8.377	06-30-27	181,250	133,429
MC Group Ventures Corp., 2021 Term Loan (3 month LIBOR + 5.500%)	8.377	06-30-27	4,101,429	3,722,685
Oakbridge Insurance Agency LLC, 2022 2nd Amendment Delayed Draw Term Loan (3 month SOFR + 5.750%)	7.516	12-31-26	97,278	91,098
Oakbridge Insurance Agency LLC, 2022 2nd Amendment Term Loan A (3 month SOFR + 5.750%)	7.954	12-31-26	283,639	265,620
Oakbridge Insurance Agency LLC, Revolver (3 month LIBOR + 5.750%)	7.954	12-31-26	149,596	102,080
Oakbridge Insurance Agency LLC, Term Loan A (3 month LIBOR + 5.750%)	7.954	12-31-26	6,534,258	5,975,192
Omni Intermediate Holdings LLC, 2021 Term Loan (3 month LIBOR + 5.000%)	7.118	12-30-26	6,284,862	5,729,473
Simplicity Financial Marketing Holdings, Inc., Delayed Draw Term Loan (3 month LIBOR + 5.500%)	7.750	12-02-26	2,044,986	1,942,168
Simplicity Financial Marketing Holdings, Inc., Term Loan (3 month LIBOR + 5.500%)	7.750	12-02-26	4,629,611	4,373,672
World Insurance Associates LLC, 2021 Delayed Draw Term Loan Tranche 4 (3 month LIBOR + 5.750%)	7.804	04-01-26	4,832,882	4,262,633
World Insurance Associates LLC, 2021 Revolver (1 month SOFR + 5.750%)	6.994	04-01-26	216,418	177,229
World Insurance Associates LLC, 2021 Term Loan (3 month SOFR + 5.750%)	7.804	04-01-26	1,818,422	1,686,711
World Insurance Associates LLC, 2022 Delayed Draw Term Loan Tranche 7 (3 month SOFR + 5.750%)	7.804	04-01-26	59,261	54,769
Health care 12.7%				32,918,168
Avante Health Solutions, Revolver (Prime rate + 3.750%)	7.750	07-15-27	229,430	203,829
Avante Health Solutions, Term Loan (3 month LIBOR + 4.750%)	5.886	07-15-27	5,246,843	4,937,522
BrightView LLC, Term Loan (3 month LIBOR + 5.750%)	8.625	12-14-26	5,331,835	5,006,867
The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust
Portfolio of investments 6-30-22 (unaudited)

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health Management Associates, Inc., 2018 Term Loan A (3 month LIBOR + 5.000%)	6.000	09-24-26	5,953,046	$5,418,109
Health Management Associates, Inc., 2021 Delayed Draw Term Loan (1 month LIBOR + 5.000%)	6.502	09-24-26	456,134	393,181
MB2 Dental Solutions LLC, 2021 Delayed Draw Term Loan (Prime rate + 5.000% and 3 month LIBOR + 6.000%)	7.434	01-29-27	1,898,663	1,744,112
MB2 Dental Solutions LLC, 2021 Term Loan (3 month LIBOR + 6.000%)	7.239	01-29-27	5,265,865	4,837,224
Premier Imaging LLC, 2021 4th Amendment Delayed Draw Term Loan (1 month LIBOR + 5.700% and 5.750%)	7.362	01-02-25	1,394,925	1,223,690
Premier Imaging LLC, 2021 4th Amendment Term Loan (1 month LIBOR + 5.750%)	7.416	01-02-25	5,132,280	4,950,673
Therapeutic Research Center LLC, Term Loan (3 month LIBOR + 4.500%)	6.750	03-21-26	4,626,409	4,202,961
Industrials 37.4%				97,104,695
Apex Service Partners LLC, 2019 Term Loan (3 month LIBOR + 5.250%)	6.722	07-31-25	4,911,807	4,694,706
Apex Service Partners LLC, 2020 1st Lien Delayed Draw Term Loan (Prime rate + 4.500% and 3 month LIBOR + 5.500%)	7.370	07-31-25	454,385	427,622
Apex Service Partners LLC, 2020 Term Loan (3 month LIBOR + 5.500%)	7.750	07-31-25	1,717,113	1,615,975
BlueHalo Financing Holdings LLC, Revolver (1 month LIBOR + 6.000%)	7.666	10-31-25	632,827	542,637
BlueHalo Financing Holdings LLC, Term Loan A (3 month LIBOR + 6.000%)	8.118	10-31-25	5,798,183	5,451,269
CLS Management Services, Inc., Term Loan (3 month LIBOR + 4.500%)	5.500	05-31-27	3,799,853	3,341,886
GSM Acquisition Corp., Delayed Draw Term Loan (3 month LIBOR + 5.000%)	7.316	11-16-26	905,282	880,938
GSM Acquisition Corp., Revolver (3 month LIBOR + 5.000% and 3 month SOFR + 5.000%)	7.064	11-16-26	568,987	546,777
GSM Acquisition Corp., Term Loan (3 month SOFR + 5.000%)	7.137	11-16-26	7,821,789	7,611,451
ISS Compressors Industries, Inc., 2020 Revolver (Prime rate + 4.500%, 1 and 3 month LIBOR + 5.500%, 1 month SOFR + 5.500% and 3 month LIBOR + 4.500%)	7.547	02-05-26	163,248	163,248
ISS Compressors Industries, Inc., 2020 Term Loan (3 month LIBOR + 4.500% and 3 month SOFR + 5.500%)	6.830	02-05-26	5,549,050	5,549,050
Luv Car Wash Group LLC, 2021 Delayed Draw Term Loan A (1 month LIBOR + 5.500%)	6.500	12-09-26	1,937,146	1,896,862
Luv Car Wash Group LLC, 2021 Delayed Draw Term Loan B (1 month LIBOR + 5.500%)	6.500	12-09-26	1,567,584	1,534,986
Luv Car Wash Group LLC, 2022 Delayed Draw Term Loan C (1 and 3 month LIBOR + 5.500%)	6.500	12-09-26	2,956,588	2,821,760
Management Consulting & Research LLC, Term Loan (3 month SOFR + 6.000%)	8.054	08-16-27	6,308,799	6,173,025
MWD Management LLC, Term Loan (3 month SOFR + 5.000%)	5.171	06-15-27	5,000,000	4,800,000
Octo Consulting Group LLC, Term Loan (1 month LIBOR + 5.000%)	6.666	04-30-25	7,109,033	6,997,067
OIS Management Services LLC, Delayed Draw Term Loan (3 month SOFR + 4.750%)	6.891	07-09-26	2,827,397	2,677,503
Orion Group HoldCo LLC, Delayed Draw Term Loan (3 and 6 month LIBOR + 5.500% and 3 and 6 month SOFR + 5.500%)	8.507	03-19-27	3,336,007	3,073,100
The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust
Portfolio of investments 6-30-22 (unaudited)

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Orion Group HoldCo LLC, Revolver (3 and 6 month SOFR + 5.500%)	8.099	03-19-27	471,586	$406,495
Orion Group HoldCo LLC, Term Loan (3 month SOFR + 5.500%)	8.507	03-19-27	3,206,111	2,953,441
Paint Intermediate III LLC, 1st Lien Term Loan (3 month LIBOR + 4.250%)	6.510	06-14-24	2,942,281	2,942,281
Pathstone Family Office LLC, Delayed Draw Term Loan (Prime rate + 4.250%)	9.000	06-01-27	8,000,000	7,825,000
Southern Orthodontic Partners Management LLC, 4th Amendment Delayed Draw Term Loan (3 month SOFR + 5.750%)	7.035	01-27-26	1,600,000	1,500,000
The S2 HR Group LLC, Revolver (3 month LIBOR + 4.250%)	6.500	05-30-25	594,404	591,498
The S2 HR Group LLC, Term Loan (3 month LIBOR + 4.250%)	6.500	05-30-25	6,818,855	6,812,185
WilliamsMarston LLC, Delayed Draw Term Loan (3 month LIBOR + 5.250%)	6.585	07-01-25	692,869	692,869
WilliamsMarston LLC, Term Loan (1 month LIBOR + 5.250%)	6.916	07-01-25	6,506,229	6,506,229
WSC Holdings Midco LLC, 2022 Term Loan (3 month LIBOR + 4.500%)	5.523	07-31-27	6,274,834	6,074,835
Information technology 9.5%				24,562,752
Drilling Info, Inc., 2018 Term Loan (1 month LIBOR + 4.250%)	5.916	07-30-25	4,910,790	4,910,790
MRI Software LLC, 2020 Term Loan B (3 month LIBOR + 5.500%)	7.750	02-10-26	4,600,808	4,364,920
Nxgen Buyer, Inc., 2021 Term Loan (1 month LIBOR + 4.750%)	6.416	10-31-25	2,238,750	2,214,795
Nxgen Buyer, Inc., Term Loan (1 month LIBOR + 4.500%)	6.166	10-31-25	4,911,839	4,859,282
Trimech Acquisition Corp., Revolver (3 month SOFR + 4.750%)	4.921	03-10-28	157,895	77,796
Trimech Acquisition Corp., Term Loan (3 month SOFR + 4.750%)	6.804	03-10-28	8,662,500	8,135,169
Materials 14.6%				37,791,063
Comar Holding Company LLC, 2018 Term Loan (3 month LIBOR + 5.750%)	8.000	06-18-24	1,727,691	1,666,172
Comar Holding Company LLC, 2nd Amendment Delayed Draw Term Loan (1 month LIBOR + 6.250%)	8.500	06-18-24	734,249	711,707
Comar Holding Company LLC, Delayed Draw Term Loan (3 month LIBOR + 5.750%)	8.000	06-18-24	610,921	592,166
Comar Holding Company LLC, First Amendment Term Loan (3 month LIBOR + 5.750%)	8.000	06-18-24	1,574,919	1,526,569
DCG Acquisition Corp., 2nd Lien Term Loan (1 month LIBOR + 8.500%)	9.562	09-30-27	5,000,000	4,872,000
Liqui-Box Holdings, Inc., Term Loan B (3 month LIBOR + 4.500%)	6.075	02-26-27	2,947,368	2,798,526
Polymer Solutions Group LLC, 2019 Term Loan (3 month LIBOR + 4.750%)	7.000	11-26-26	1,884,058	1,853,218
Roofing Buyer LLC, Delayed Draw Term Loan (3 month LIBOR + 6.000%)	8.054	12-08-26	6,440,107	5,777,378
Tilley Chemical Company, Inc., Delayed Draw Term Loan (1 month LIBOR + 6.000%)	7.652	12-31-26	1,483,462	1,364,284
Tilley Chemical Company, Inc., Revolver (Prime rate + 5.000%)	9.750	12-31-26	772,485	657,301
Tilley Chemical Company, Inc., Term Loan A (Prime rate + 5.000% and 3 month SOFR + 6.000%)	9.535	12-31-26	6,825,403	6,277,069
Walnut Parent, Inc., 2022 2nd Amendment Incremental Term Loan (3 month LIBOR + 5.500%)	6.720	11-09-27	2,750,000	2,701,875
Walnut Parent, Inc., Term Loan (1 month LIBOR + 5.500%)	7.170	11-09-27	7,117,351	6,992,798

The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust
Portfolio of investments 6-30-22 (unaudited)

	Yield (%)	Shares	Value

Short-term investments 8.8%			$22,748,183
(Cost $22,748,183)
Short-term funds 8.8%			22,748,183
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.7415(C)	22,748,183	22,748,183

Total investments (Cost $277,986,191) 103.6%	$268,814,507
Other assets and liabilities, net (3.6%)	(9,414,853)
Total net assets 100.0%	$259,399,654

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.

Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	Securities are valued using significant unobservable inputs and are classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(B)	Senior loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(C)	The rate shown is the annualized seven-day yield as of 6-30-22.
At 6-30-22, the aggregate cost of investments for federal income tax purposes was $277,986,191. Net unrealized depreciation aggregated to $9,171,684, of which $796,463 related to gross unrealized appreciation and $9,968,147 related to gross unrealized depreciation.
The accompanying notes are an integral part of the financial statements.

Financial statements
John Hancock GA Senior Loan Trust
Statement of assets and liabilities 6-30-22 (unaudited)

Assets
Unaffiliated investments, at value (Cost $277,986,191)	$268,814,507
Interest receivable	990,183
Receivable for investments sold	5,024
Other assets	8,167
Total assets	269,817,881
Liabilities
Due to custodian	5,864,970
Distributions payable	3,668,571
Payable for investments purchased	26,230
Payable to affiliates
Investment management fees	350,864
Accounting and legal services fees	16,295
Trustees' fees	67
Other liabilities and accrued expenses	491,230
Total liabilities	10,418,227
Net assets	$259,399,654
Net assets consist of
Paid-in capital	$271,684,421
Total distributable earnings	(12,284,767)
Net assets	$259,399,654
Net asset value per share
Based on 16,693,533 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$15.54
The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust
Statement of operations for the six months ended 6-30-22(unaudited)

Investment income
Interest	$7,958,764
Expenses
Investment management fees	656,410
Accounting and legal services fees	40,713
Transfer agent fees	18,442
Trustees' fees	43,192
Custodian fees	83,160
Professional fees	150,233
Other	59,380
Total expenses	1,051,530
Net investment income	6,907,234
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	226,281
226,281
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(11,387,691)
(11,387,691)
Net realized and unrealized loss	(11,161,410)
Decrease in net assets from operations	$(4,254,176)
The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust
Statement of changes in net assets

	Six months ended 6-30-22 (unaudited)	Year ended 12-31-21
Increase (decrease) in net assets
From operations
Net investment income	$6,907,234	$8,208,905
Net realized gain	226,281	671,988
Change in net unrealized appreciation (depreciation)	(11,387,691)	373,501
Increase in net assets resulting from operations	(4,254,176)	9,254,394
Distributions to shareholders
From net investment income and net realized gain	(5,978,514)	(12,669,417)
From tax return of capital	—	(36,709,717)
Total distributions	(5,978,514)	(49,379,134)
From fund share transactions
Fund shares issued	51,000,000	69,200,000
Total increase	40,767,310	29,075,260
Net assets
Beginning of period	218,632,344	189,557,084
End of period	$259,399,654	$218,632,344
Share activity
Shares outstanding
Beginning of period	13,524,791	9,392,193
Shares issued	3,168,742	4,132,598
End of period	16,693,533	13,524,791
The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust
Statement of cash flows for the six months ended 6-30-22 (unaudited)

Cash flows from operating activities
Net decrease in net assets from operations	$(4,254,176)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Long-term investments purchased	(88,930,213)
Long-term investments sold	25,620,615
Net purchases and sales in short-term investments	8,961,945
Net amortization of premium (discount)	(378,367)
(Increase) Decrease in assets:
Interest receivable	(279,250)
Receivable for investments sold	(5,024)
Other assets	(8,167)
Increase (Decrease) in liabilities:
Payable for investments purchased	25,544
Payable to affiliates	(816,231)
Other liabilities and accrued expenses	(50,517)
Net change in unrealized (appreciation) depreciation on:
Unaffiliated investments	11,387,691
Net realized (gain) loss on:
Unaffiliated investments	(226,281)
Net cash used in operating activities	$(48,952,431)
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(6,220,501)
Increase (Decrease) in due to custodian	4,172,932
Fund shares issued	51,000,000
Net cash flows provided by financing activities	$48,952,431
Cash at beginning of period	$—
Cash at end of period	$—
The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust
Financial highlights

Period ended	6-30-22[1]	12-31-21	12-31-20[2]
Per share operating performance
Net asset value, beginning of period	$16.17	$20.18	$20.00
Net investment income[3]	0.46	0.79	0.06
Net realized and unrealized gain (loss) on investments	(0.71)	0.13	0.22
Total from investment operations	(0.25)	0.92	0.28
Less distributions
From net investment income	(0.38)	(1.15)	(0.10)
From net realized gain	—	(0.04)	—
From tax return of capital	—	(3.74)	—
Total distributions	(0.38)	(4.93)	(0.10)
Net asset value, end of period	$15.54	$16.17	$20.18
Total return (%)	(1.51)[4]	5.15	1.40[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$259	$219	$190
Ratios (as a percentage of average net assets):
Expenses	0.88[5]	1.54	1.69[6]
Net investment income	5.79[5]	4.32	3.44[6]
Portfolio turnover (%)	12	37	6

[1]	Six months ended 6-30-22. Unaudited.
[2]	Period from 11-3-20 (commencement of operations) to 12-31-20.
[3]	Based on average daily shares outstanding.
[4]	Not annualized.
[5]	Annualized.
[6]	Annualized. Certain expenses are presented unannualized.
The accompanying notes are an integral part of the financial statements.

John Hancock GA Senior Loan Trust
Notes to financial statements 6-30-22 (unaudited)

1. Organization
John Hancock GA Senior Loan Trust (the fund) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end, non-diversified management investment company. The investment objective of the fund is to generate current income.
The fund is only offered to “accredited investors” within the meaning of Regulation D under the Securities Act of 1933 (the 1933 Act), non-U.S. investors within the meaning of Regulation S under the 1933 Act, and other investors eligible to invest in a private placement.
2. Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are valued at the end of each month at a minimum. The fund invests primarily in senior loans. The Board of Trustees oversees the process of the fund’s valuation of its portfolio securities, assisted by the fund’s Pricing Committee (composed of officers of the Trust), which calculates fair value determinations pursuant to procedures adopted by the Board. Assets that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. In connection with that determination, portfolio valuations are prepared in accordance with the fund’s valuation policy using valuation obtained from independent valuation firms and/or proprietary models.
Valuation techniques include discounted cash flow models, comparison with similar instruments for which observable market prices exist and other valuation models. Assumptions and inputs used in valuation techniques include risk-free and benchmark interest rates, credit spreads and other inputs used in estimating discount rates. For senior loans, the fund uses valuations from independent valuation firms, which are based on models developed from recognized US GAAP valuation approaches under ASC 820. Some or all of the significant inputs into these models may be unobservable and are derived either from observable market prices or rates or are estimated based on unobservable assumptions. Valuation models that employ significant unobservable inputs require a higher degree of management judgment and estimation in the determination of fair value. Judgment and estimation are usually required for the selection of the appropriate valuation model to be used, determination of expected future cash flows on the financial instrument being valued, determination of the probability of counterparty default and prepayments and selection of appropriate discount rates.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or

John Hancock GA Senior Loan Trust
Notes to financial statements 6-30-22 (unaudited)

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
Senior loan investments are measured at fair value based on the present value of the expected cash flows of the loans. There are no quoted prices in active markets. Assumptions and inputs used in the valuation of senior loan investments include prepayment estimates, determination of the discount rate based on the risk-free interest rate adjusted for credit risk (including estimation of probability of default), liquidity and any other adjustments that the independent valuation firm believes that a third-party market participant would take into account in pricing a transaction. Senior loan investment valuations rely primarily on the use of significant unobservable inputs, including credit assumptions, which require significant judgment and, accordingly, are classified as Level 3.
Other debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Other debt obligations are generally classified as Level 2.
Investments in open-end mutual funds are valued at their respective net asset values each business day and are generally classified as Level 1.
The following is a summary of the values by input classification of the fund’s investments as of June 30, 2022 by major security category or type:
	Total value at 6-30-22	Level 1 quoted price	Level 2 Significant observable inputs	Level 3 Significant unobservable inputs
Investments in securities:
Assets
Senior loans	$246,066,324	—	—	$246,066,324
Short-term investments	22,748,183	$22,748,183	—	—
Total investments in securities	$268,814,507	$22,748,183	—	$246,066,324
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. There were no transfers into or out of Level 3 during the period.
Senior loans
Balance as of 12-31-21	$193,539,769
Purchases	88,930,213
Sales	(25,620,615)
Realized gain (loss)	226,281
Net amortization of (premium) discount	378,367
Change in unrealized appreciation (depreciation)	(11,387,691)
Balance as of 6-30-22	$246,066,324
Change in unrealized at period end*	$(11,145,729)
*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end.
The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the fund’s Level 3 securities are outlined in the table below.
	Fair Value at 6-30-22	Valuation technique	Significant unobservable inputs	Input/Range	Input weighted average*
Senior Loans	$246,066,324	Discounted cash flow	Discount rate	0.50% - 12.36%	9.73%

John Hancock GA Senior Loan Trust
Notes to financial statements 6-30-22 (unaudited)

*A weighted average is an average in which each input in the grouping is assigned a weighting before summing to a single average value. The weighting of the input is determined based on a security’s fair value as a percentage of the total fair value.
A change to unobservable inputs of the fund’s Level 3 securities as of June 30, 2022 could have resulted in changes to the fair value measurement, as follows:
Significant Unobservable Input	Impact to Valuation if input had increased	Impact to Valuation if input had decreased
Discount rate	Decrease	Increase
Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market for such securities existed and may differ materially from the values that may ultimately be received or settled. Further, such investments will generally be subject to legal and other restrictions, or otherwise will be less liquid than publicly traded instruments. If the fund is required to liquidate a portfolio investment in a forced or liquidation sale, the fund might realize significantly less than the value at which such investment will have been previously been recorded. The fund’s investments will be subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
Senior loans. The fund invests in senior loans. Senior loans include first and second lien term loans, delayed draw term loans, and revolving credit facilities. The fund will only invest in loans and commitments that are determined to be below investment-grade. The fund’s investment policies are based on credit quality at the time of purchase. Credit quality is determined by the Advisor. The fund may invest in loans with a maturity of up to nine years from the closing date of the loan. The Advisor typically expects to employ a buy-and-hold strategy. The fund may invest in loans either by transacting directly at the initial funding date or acquiring loans in secondary market transactions. The fund may invest in loans secured by substantially all of the assets of the borrower and the other loan parties, subject to customary exceptions, including a pledge of the equity of the borrower and its subsidiaries.
The fund may be subject to greater levels of credit risk, call (or “prepayment”) risk, settlement risk and liquidity risk than funds that do not invest in senior loans. Senior loans are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and a senior loan may lose significant value before a default occurs. The fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior loans. In addition, the senior loans in which the fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively less liquid relative to markets for other more liquid fixed income securities. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments. These factors may result in the fund being unable to realize full value for the senior loans and/or may result in the fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to the fund. Senior loans may have extended trade settlement periods which may result in cash not being immediately available to the fund. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the fund may have to reinvest the proceeds in other senior loans or similar instruments that may pay lower interest rates. Senior loans in which the fund invests may or may not be collateralized, although the loans may not be fully collateralized and the collateral may be unavailable or insufficient to meet the obligations of the borrower. The fund may have limited rights

John Hancock GA Senior Loan Trust
Notes to financial statements 6-30-22 (unaudited)

to exercise remedies against such collateral or a borrower, and loan agreements may impose certain procedures that delay receipt of the proceeds of collateral or require the fund to act collectively with other creditors to exercise its rights with respect to a senior loan. Because of the risks involved in investing in senior loans, an investment in the fund should be considered speculative. Junior loans, which are secured and unsecured subordinated loans, second lien loans and subordinate bridge loans, involve a higher degree of overall risk than senior loans of the same borrower due to the junior loan’s lower place in the borrower’s capital structure and, in some cases, their unsecured status.
The fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender. Unfunded loan commitments are marked to market in accordance with the fund’s valuation policies. Any related unrealized appreciation (depreciation) on unfunded commitments is included in unaffiliated investments, at value in the Statement of assets and liabilities and change in net unrealized appreciation (depreciation) in the Statement of operations. As of June 30, 2022, the fund had the following unfunded commitments outstanding.
Unfunded Term Loan	Principal on Delayed Draw Term Loan	Principal on Revolver	Unrealized Appreciation (Depreciation)
Andretti Buyer LLC	—	$897,364	($43,477)
Avante Health Solutions	$1,376,582	344,146	(90,503)
BlueHalo Financing Holdings LLC	—	770,398	(49,516)
BrightView LLC	1,576,087	315,217	(54,621)
Cerity Partners LLC	1,752,143	439,394	—
CLS Management Services, Inc.	2,132,353	1,279,412	(216,661)
Comar Holding Company LLC	—	276,184	(8,479)
GC Waves Holdings, Inc.	4,780,000	867,298	—
GSM Acquisition Corp.	—	256,962	(6,910)
Health Management Associates, Inc.	304,089	506,816	(67,150)
Insignia Finance Merger SUB LLC	—	1,115,385	(123,751)
ISS Compressors Industries, Inc.	—	87,903	—
LUV Car Wash Group LLC	3,527,027	—	(73,345)
Management Consulting & Research LLC	2,750,000	909,498	(41,142)
MC Group Ventures Corp.	1,216,964	336,607	(143,463)
MRI Software LLC	—	318,037	(15,252)
MWD Management LLC	4,000,000	1,000,000	(100,000)
Oakbridge Insurance Agency LLC	2,266,379	598,385	(181,986)
OIS Management Services LLC	6,475,862	689,655	(107,483)
Omni Intermediate Holdings LLC	374,413	544,601	(64,077)
Orion Group HoldCo LLC	—	199,711	(19,365)
Pathstone Family Office LLC	2,000,000	—	(35,000)
Polymer Solutions Group LLC	—	463,768	(3,710)
Premier Imaging LLC	3,444,260	—	(121,876)
Roofing Buyer LLC	412,101	381,651	(72,720)
Simplicity Financial Marketing Holdings, Inc.	—	460,903	(23,173)
Southern Orthodontic Partners Management LLC	8,400,000	—	(84,000)
The S2 HR Group LLC	—	2,377,617	(2,325)
Therapeutic Research Center LLC	—	303,131	(26,039)
Tilley Chemical Company, Inc.	—	661,275	(53,125)

John Hancock GA Senior Loan Trust
Notes to financial statements 6-30-22 (unaudited)

Unfunded Term Loan	Principal on Delayed Draw Term Loan	Principal on Revolver	Unrealized Appreciation (Depreciation)
Trimech Acquisition Corp.	—	1,157,895	(70,487)
World Insurance Associates LLC	2,690,739	324,627	(227,456)
WSC Holdings Midco LLC	3,104,305	620,861	(74,503)
Total	$52,583,304	$18,504,701	$(2,201,595)
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Line of credit. The fund has entered into a revolving promissory note agreement with John Hancock Funding Company, LLC (“JH Funding”) and a Line of Credit agreement with John Hancock Life Insurance Company (“JHUSA”). The aggregate outstanding borrowings under the agreements with JHUSA and JH Funding for the fund will not exceed $50 million. Any borrowings will be first drawn from JHUSA subject to certain conditions as specified in the agreement; otherwise, the borrowings will be drawn from JH Funding. There were no upfront fees or commitment fees paid by the fund in connection with these line of credit agreements. The borrowings under these agreements are designed to be short-term to satisfy intermittent delayed draws and will not be used to originate new loans or for investment leverage.
Expenses. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Statement of cash flows. A Statement of cash flows is presented when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of December 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends at least quarterly. Capital gain distributions, if any, are typically distributed annually.

John Hancock GA Senior Loan Trust
Notes to financial statements 6-30-22 (unaudited)

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital. The final determination of tax characteristics of the fund’s distribution will occur at the end of the year and will subsequently be reported to shareholders.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to organizational cost and distributions payable.
3. Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
4. Fees and transactions with affiliates
Manulife Investment Management Private Markets (US) LLC (the Advisor) serves as investment advisor for the fund. The fund does not have a principal underwriter. The fund has entered into a Placement Agency Agreement with John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, to offer to sell shares of the fund. The Advisor and Distributor are wholly owned subsidiaries of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays an annual fee rate of 0.55% of average net assets.
Performance fee. The fund has an agreement with the Advisor under which the fund pays a performance fee at annual rate of 10% of the fund’s net profits, if any, over the high water mark provided that the performance fee shall be due only if (and, to the extent necessary, shall be reduced by an amount so that), after deducting such performance fee the fund’s net profits as of the end of the applicable quarter will at least equal a defined preferred return. For the purposes of calculating the performance fee, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal quarter and net of fund expenses, including the management fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No performance fee will be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters (the “cumulative loss”) have been recovered by the fund, which is referred to as a “high water mark” calculation. The cumulative loss to be recovered before payment of performance fees will be reduced in the event of withdrawals by shareholders. The Advisor is under no obligation to repay any performance fees previously paid by the fund. Thus, the payment of performance fee for a fiscal quarter will not be reversed by the subsequent decline of the fund’s net asset value in any subsequent fiscal quarter.
The preferred return as of the end of the applicable fiscal quarter is an amount equal to (a) 1.25% (the “Preferred Return Rate”) multiplied by (b) the fund’s net asset value as of the beginning of the fiscal quarter, adjusted to reflect additions to the fund’s net asset value resulting from new share purchases during the fiscal quarter and reductions to the fund resulting from withdrawals by, or distributions to, shareholders during the fiscal quarter (the “Preferred Return Base”). The performance fee will not be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters have been recovered by the fund. The performance fee is accrued monthly and paid quarterly. For the period ended June 30, 2022, there were no performance fees incurred.

John Hancock GA Senior Loan Trust
Notes to financial statements 6-30-22 (unaudited)

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the period ended June 30, 2022 amounted to an annual rate of 0.03% of the fund’s average net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates.
Co-investment. Pursuant to an Exemptive Order issued by the SEC, the fund is permitted to negotiate certain investments with entities with which it would be restricted from doing so under the 1940 Act, such as the Advisor and its affiliates. The fund is permitted to co-invest with affiliates if certain conditions are met. For example, the Advisor makes an independent determination of the appropriateness of the investment for the fund. Also, a “required majority” (as defined in the 1940 Act) of the fund’s independent trustees make certain conclusions in connection with a co-investment transaction as set forth in the order, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to the fund and shareholders and do not involve overreaching by the fund or shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of shareholders and is consistent with the fund’s investment objective and strategies. During the period ended June 30, 2022, commitments entered into by the fund pursuant to the exemptive order amounted to $98,155,172, including unfunded commitments of $60,124,333.
5. Fund share transactions
Affiliates of the fund owned 100% of shares of the fund on June 30, 2022.
6. Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $88,930,213 and $25,620,615, respectively, for the period ended June 30, 2022.
7. Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
8. LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and is expected to cease publishing the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates prior to the applicable

John Hancock GA Senior Loan Trust
Notes to financial statements 6-30-22 (unaudited)

LIBOR publication cessation date. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
9. New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact to the financial statements.

John Hancock GA Senior Loan Trust
Investment objective, principal investment strategies, and principal risks (unaudited)

Investment Objective
The fund’s investment objective is to generate current income.
Principal Investment Strategies
Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior loans. Senior loans include first and second lien term loans, delayed draw term loans, and revolving credit facilities. Senior loans do not include commercial mortgage loans (including subordinated real estate mezzanine financing). The fund will only invest in loans and commitments that are determined to be below investment-grade. The fund’s investment policies are based on credit quality at the time of purchase. Credit quality is determined by the Advisor. The fund may invest in loans with a maturity of up to nine years from the closing date of the loan. The Advisor typically expects to employ a buy-and-hold strategy. The fund may invest in loans either by transacting directly at the initial funding date or acquiring loans in secondary market transactions.
The fund may invest in loans secured by substantially all of the assets of the borrower and the other loan parties (subject to customary exceptions), including a pledge of the equity of the borrower and its subsidiaries. While real property is not a primary source of collateral, occasionally mortgages are part of the collateral package if the borrower owns particularly valuable real property. The fund may also invest in subordinated debt obligations to the extent permitted by the fund’s investment restrictions.
The Advisor undertakes a comprehensive due diligence process, which includes a credit review and internal loan rating process as well as review of loan terms and collateral.
Principal Risks
An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance.
Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund.
Credit and counterparty risk. The issuer or guarantor of a fixed-income security may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Delayed funding loans and revolving credit facilities risk. Delayed funding loans and revolving credit facilities may have the effect of requiring the fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

John Hancock GA Senior Loan Trust
Investment objective, principal investment strategies, and principal risks (unaudited)

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the European Union, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other preexisting political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.
LIBOR discontinuation risk. The publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, was discontinued for most maturities at the end of 2021, and is expected to be discontinued on June 30, 2023 for the remaining maturities. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities.

John Hancock GA Senior Loan Trust
Investment objective, principal investment strategies, and principal risks (unaudited)

Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. If a fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Senior loans risk. Senior loans may be comparatively less liquid relative to markets for other more liquid fixed income securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments. Senior loans may have extended trade settlement periods which may result in cash not being immediately available. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the fund may have to reinvest the proceeds in other senior loans or similar instruments that may pay lower interest rates. Senior loans in which the fund invests may or may not be collateralized, although the loans may not be fully collateralized and the collateral may be unavailable or insufficient to meet the obligations of the borrower. The fund may have limited rights to exercise remedies against such collateral or a borrower, and loan agreements may impose certain procedures that delay receipt of the proceeds of collateral or require the fund to act collectively with other creditors to exercise its rights with respect to a senior loan.
Subordinated liens on collateral risk. Certain debt investments that the fund may make will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the fund’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the fund under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the fund is so entitled. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral.

John Hancock GA Senior Loan Trust
More information

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on the SEC’s website, sec.gov.

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

(b)Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "Nominating, Governance and Administration Committee Charter."

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant did not participate in securities lending activities.

ITEM 13. EXHIBITS.

(a)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "Nominating, Governance and Administration Committee Charter."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock GA Senior Loan Trust

By:	/s/ Ian Roke
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Ian Roke
President
Date:	August 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ian Roke
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Ian Roke
President
Date:	August 24, 2022
By:	/s/ Heidi Knapp
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Heidi Knapp
Treasurer and Chief Financial Officer
Date:	August 24, 2022